THE ISSUANCE OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES ACT OF ANY OTHER STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT INTENT AND NOT WITH A VIEW TO OR FOR RESALE IN CONNECTION WITH THE DISTRIBUTION THEREOF. NO DISPOSITION OF THESE SECURITIES MAY BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION TO THE EFFECT THAT SUCH DISPOSITION IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

WARRANT

This Warrant (the "**Warrant**") is made and entered into as of September 17th, 2007 (the "**Issuance Date**"), by and between Xethanol Corporation, a Delaware corporation (the "**Corporation**"), and Coastal Energy Development Incorporated (the "**Holder**").

WITNESSETH:

WHEREAS, the Corporation desires to grant the Holder the right to purchase shares of the Corporation's common stock, $.001 par value per share (the "**Common Stock**"), upon the terms and conditions herein contained;

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Grant of Warrant**. Subject to the terms and conditions of this Warrant, the Corporation hereby grants to the Holder the right to purchase 200,000 shares of Common Stock (the "**Warrant Shares**").

2. **Exercise Price**. The purchase price (the "**Exercise Price**") for each Warrant Share initially shall be $6.85. The Exercise Price shall be subject to adjustment as provided in Section 6 below.

3. **Exercise of Warrant**. The Warrant is immediately exercisable and may be exercised in full by the Holder delivering to the Corporation a written notice of exercise signed by the Holder, in substantially the form attached hereto as **Exhibit A** (a "**Notice of Exercise**"), together with a cashier's check payable to the Corporation in the amount of the total purchase price for the Warrant Shares to be purchased pursuant to the Notice of Exercise.

4. **Term of Warrant**. The term of the Warrant shall continue in effect until the earlier of: (i) the date on which the Warrant has been exercised in full; or (ii) May 30, 2009.

5. **Consent to Transfer**. Unless the Corporation consents thereto in writing, this Warrant and all rights hereunder are nontransferable and nonassignable by the Holder. Any transfer or attempted transfer except pursuant to the preceding sentence shall be null and void and of no effect whatsoever.

6. **Adjustments**.

(a) If, prior to the termination of the Warrant as provided in Section 4(a) hereof:

(i) The number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Exercise Price shall be proportionately reduced and the number of Warrant Shares that have not theretofore been purchased by the Holder shall be proportionately increased.

(ii) The number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Exercise Price shall be proportionately increased and the number of Warrant Shares that have not theretofore been purchased by the Holder shall be proportionately reduced.

If any adjustment under this Section 6(a) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded. In lieu of any fractional Warrant Share to which the Holder would otherwise be entitled, the Corporation shall make a cash payment equal to the fair market value of such fractional Warrant Share, as determined in good faith by the board of directors of the Corporation.

7. **Investment Representation**. The Holder is acquiring the Warrant, and if applicable, will acquire the Warrant Shares for the Holder's own account, with the intention of holding the Warrant or Warrant Shares (the "**Securities**") for investment. The Holder has no present intention of either (i) dividing, or allowing other persons or legal entities to participate in, this investment or (ii) reselling or otherwise participating directly or indirectly in a distribution of the Securities or any part thereof. The Holder does not have any arrangement or understanding with any other person or legal entity with respect to the purchase of the Securities or the sharing of any profits or losses with respect to the Securities. The Holder understands that the issuance of the Securities has not been registered under the Securities Act of 1933 (the "**Act**") or under any state securities law in reliance on representations contained in this Agreement. The Holder has been granted access to, and had the opportunity to review, financial and other information relating to the Corporation and the terms and conditions of an investment in the Securities, as well as such other information as the Holder deems necessary or appropriate as a prudent and knowledgeable investor in evaluating the merits and risks an of investment in the Securities. The Holder has had the opportunity to ask questions of, and receive satisfactory answers from, the officers, directors, and employees of the Corporation concerning the terms and conditions of an investment in the Securities and the information concerning the Corporation that the Holder has reviewed.

8. **No Rights as a Shareholder.** The Holder shall not have any interest in or shareholder rights with respect to any shares of Common Stock which are subject to the Warrant until such shares have been issued and delivered to the Holder in accordance with this Warrant.

9. **Taxes.** As a condition to the issuance of Warrant Shares hereunder, the Corporation may withhold, or require the Holder to pay or reimburse the Corporation for, any taxes which the Corporation determines are required to be withheld under federal, state or local law in connection with the exercise of the Warrant.

10. **Heirs and Successors**. This Warrant and all terms and conditions hereof shall be binding upon the Corporation and its successors and assigns, and upon the Holder and Holder's heirs, legatees and legal representatives.

11. **Governing Law**. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws.

12. **Notices**. All notices, requests and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered in person, when delivered by overnight delivery service, or three business days after being mailed by registered or certified mail, postage prepaid, return receipt requested, to the following addresses (or to such other address as one party may from time to time designate in writing to the other party hereto):

If to the Corporation:	Xethanol Corporation 3348 Peachtree Road, NE Second Floor Atlanta, GA 30326-1067 Attn: Chief Executive Officer
If to the Holder:	Coastal Energy Development Incorporated c/o Brent J. Savage, Esq. Savage Turner Pinson & Kaisman 304 East Bay Street P.O. Box 10600 Savannah, GA 31412-8969

13. **Entire Agreement.** This Warrant constitutes the full and entire agreement and understanding of the parties to this Warrant with respect to the subjects hereof and thereof, and supersedes all previous discussions and agreements, if any, of the parties hereto. No party shall be liable for or bound in any other manner by any representations, warranties, covenants or agreements except as specifically set forth in this Warrant.

14. **Severability**. The provisions of this Warrant, and of each separate section and subsection, are severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any unenforceable provision to the extent enforceable, shall nevertheless be binding and enforceable.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer, and the Holder has executed this Warrant, as of the Issuance Date.

"Company"

Xethanol Corporation

By: [signature]
Name: David R Ames
Title: President & CEO

"Holder"

Coastal Energy Development Incorporated

By: ______________________________
Name:
Title:

"Doc# 805182.1"

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer, and the Holder has executed this Warrant, as of the Issuance Date.

"Company"

Xethanol Corporation

By: ______________________________

Name:

Title:

"Holder"

Coastal Energy Development Incorporated

By: D A Westfall, as Chairman

Name: DOUGLAS A. WESTFALL

Title: CHAIRMAN

EXHIBIT A

NOTICE OF EXERCISE

[DATE]

Xethanol Corporation
3348 Peachtree Road, NE
Second Floor
Atlanta, GA 30326-1067
Attn: Chief Executive Officer

Re: Exercise of Stock Purchase Warrant

Dear Sir:

The undersigned, Coastal Energy Development Incorporated, pursuant to that certain warrant (the "**Warrant**"), dated as of September ___, 2007, by and between Xethanol Corporation (the "**Corporation**") and the undersigned, hereby exercises the Warrant for 200,000 Warrant Shares, subject to the terms and conditions of the Warrant. Accompanying this Notice of Exercise is a cashier's check in the amount of $_________ payable to the Corporation, such amount being equal, in the aggregate, to the Exercise Price set forth in Section 2 of the Warrant multiplied by the full number of shares of Common Stock purchasable pursuant to the Warrant (subject to appropriate adjustment pursuant to Section 6 of the Warrant).

Very truly yours,

Coastal Energy Development Incorporated

____

Name:
Title: